Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated September 3, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses and Statements of Additional Information for the Funds listed below:
Invesco Global Infrastructure Fund
Invesco Global Real Estate Fund
Invesco Global Real Estate Income Fund
Invesco Real Estate Fund
Invesco V.I. Global Real Estate Fund
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information for each of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective on or about April 1, 2021, Paul Curbo will retire as Portfolio Manager of the Funds.
GBL-SUMSTATSAI-SUP
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